OPT-SCIENCES CORPORATION

1912 Bannard Street
Post Office Box 221
Riverton, New Jersey 08077-0221
(609) 829-2800


Notice of Annual Meeting of Shareholders
To Be Held on March 19, 1997



NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of OPT-SCIENCES CORPORATION (the "Company"), will be held at 2:00 p.m. (EST) on Wednesday March 19, 1997 at the offices of Kania, Lindner, Lasak and Feeney, Suite 525, Two Bala Plaza, 333 City Avenue, Bala Cynwyd, PA 19004 to consider and act upon the following matters:

(1)	To elect three directors to serve until the next Annual
Meeting and until their successors have been elected and qualified;

(2)	To transact such other business as may properly come
before the meeting or any adjournment thereof.

Only shareholders of record on the books of the Company at the close of business on February 14, 1997 will be entitled to notice of and vote at the meeting or any adjournment thereof.

	The Annual Report of the Company for the year ended
October 26, 1996 is enclosed herewith.


By Order of the Board of Directors




							                                							 Anderson L. McCabe, President
March 7, 1997



IMPORTANT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY


Management Information Statement
of Opt-Sciences Corporation

For Annual Meeting of Shareholders
To be held March 19, 1997


	This statement is furnished in connection with matters to be voted at the Annual Meeting of Shareholders of Opt-Sciences
Corporation (the "Company") to be held at 2:00 p.m. (EST) on Wednesday March 19, 1997 at the offices of Kania, Lindner, Lasak and Feeney, Suite 525, Two Bala Plaza, 333 City Avenue, Bala
Cynwyd, PA 19004, and at any and all adjournments with respect to the matters referred to in the accompanying notice


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

VOTING SECURITIES AND RECORD DATE

	The Common Stock ($.25 par value) is the only outstanding class of voting securities. Holders of record at the close of business of February 14, 1997 are entitled to notice of the meeting and to vote at the meeting or any adjournment thereof. At the close of business on February 14, 1997, 776,115 shares of Common Stock were issued, outstanding, and entitled to vote. The holders of Common Stock will vote as one class at the meeting of the Shareholders. Each share of Common Stock entitles the holder at the record date to one vote at the meeting.


PRINCIPAL SHAREHOLDERS AND QUORUM

	A Trust for the benefit of the children of Arthur J., Kania owns 509,153 shares (66% of the outstanding shares). No other person is known by Management to own of record or beneficially more than 5% of the outstanding shares of the Company.

	A majority of the outstanding shares of the Common Stock of the Company, represented in person or by proxy, shall constitute a quorum at the meeting, and since there is no provision for cumulative voting, only the affirmative vote of the majority of the shares represented at the Meeting is required to elect Directors and approve such other matters to be considered by the Shareholders.



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors (all of whom are nominees):

Name and Address of       Amount of               Percentage of
Beneficial Owner          Beneficial Ownership    Voting
Securities


Anderson L. McCabe                     0(1)                  0(1)
 P.O. Box 221
1912 Bannard Street
Riverton, N.J.  08077

Arthur J. Kania                   23,723(1)                 3%(1)
Suite 525, Two Bala Plaza
Bala Cynwyd, PA  19004

Arthur J. Kania, Jr.                   0(1)                  0(1)
Suite 525, Two Bala Plaza
Bala Cynwyd, PA  19004




Holders of 5% or More of Voting Securities


Allen Speiser, Trustee           	509,153                   66%
Arthur John Kania Trust
Suite 525, Two Bala Plaza
333 City Avenue
Bala Cynwyd, PA  19004




1.	Excludes 509,153 shares (66% of the outstanding shares) owned by a Trust for the benefit of Arthur J. Kania's children. Mr.
Kania disclaims beneficial ownership in all such shares.  Mr.
McCabe, husband of a beneficiary of the trust, disclaims beneficial ownership in all such shares. Arthur J. Kania, Jr., a son of Arthur J. Kania, is a beneficiary of the aforementioned trust, but has no power to vote such shares in said trust and is not a beneficial owner under the applicable rules.

MATTERS TO BE ACTED UPON

Election of Directors

	Three directors are to be elected at the Annual Meeting and those persons elected will hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. The by-laws provide that the Board of Directors shall consist of no more than five members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at three.

	Any vacancy that occurs during the year may be filled by a majority vote of the Board of Directors without any further shareholder action. The vacancy may be filled for the remainder of the term, which is until the next Annual Meeting. There is no reason to believe that any nominee will be unable to serve if elected, and to the knowledge of Management all nominees intend to serve the entire term for which election is sought.

Nominees(Age)    Positions with Company;             Year
                 Principal Occupation and            First
                 Business Experience                 Became
                 During Past Five Years;             Director
                 Other Directorships(1)              of Company

Anderson L.      Director of the Company;             1987
McCabe (41)      President of the Company
                 from 1/1/86 to present.

Arthur J.        Director and Secretary               1977
Kania (65)	  	  of the Company;
                 Principal of Trikan Associates
			  (real estate management-
			  investment firm); Partner of Kania,
			  Lindner, Lasak and Feeney (law firm);
			  Director of PNC Corporation and
			  Piasecki Aircraft Corporation.

Arthur J. 	  	  Director of the Company;             1987
Kania, Jr (41)   Principal of Trikan
			  Associates (management
			  and planning services);
			  Vice-President of Newtown
			  Street Road Associates
			  (real estate ownership
			  and management).

1. This column lists directorships held in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Sections 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940. This column does not include directorships held with any of the Company's subsidiaries.


INFORMATION REGARDING EXECUTIVE OFFICERS

	Anderson L. McCabe, 40 years old, is President and Chief Executive Officer of the Company and its manufacturing subsidiary.
 He graduated from the University of South Carolina in 1977 and received a B.S. in Chemical Engineering. From 1977 to 1985, he was employed by United Engineers and Constructors, Inc., a subsidiary of Raytheon Corporation as Process Engineer with managerial responsibilities. In 1986 he became president of the Company. He is a registered professional engineer.

	Arthur J. Kania, 64 years old, is the Secretary-Treasurer of the Company, and a Director since 1977. He is not active in the day-to-day operations of the Company or its manufacturing subsidiary. Mr. Kania's principal occupations in the past five years have been as Principal of Tri-Kan Associates (corporate development and planning) and as a partner of the law firm of Kania, Lindner, Lasak and Feeney.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

	During the most recent fiscal year, the Board of Directors held one meeting which was participated in by Directors. There are no separate committees of the Board of Directors. Management does not know of any Company transaction in which any nominee for Director or any Officer had a direct or indirect material interest other than that reflected in this information statement.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

	The following table sets forth on an accrual basis for the fiscal years shown, the remuneration of the sale compensated executive officer of the Company.

Summary Compensation Table

	(a)				(b)			(c)			(d)

Name and Principal
    Position      		Year			Salary		Bonus

Anderson L. McCabe 		1996			 60,400		 31,250
President, Director		1995			 50,000		 14,999
					1994			 50,000		 14,038

Each Director received $2500 in direct compensation for acting in that capacity during fiscal year 1996.

	There are no outstanding options, warrants or rights of any Officer and/or Director to purchase any of the Company's secur-ities; the Company does not have a long term Compensation Plan.

CERTAIN TRANSACTIONS AND RELATIONSHIPS


	During fiscal 1996, the Company incurred legal fees of $7,500 to the firm of Kania, Lindner, Lasak and Feeney, of which Mr.
Arthur J. Kania is the senior partner.


RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS


	Max S. Mayer & Co., P.C. and its predecessors have acted as independent certified public accountants for the Company since 1968. No change is presently contemplated. The Company has been advised that neither that accounting firm nor any shareholder thereof has any direct financial interest or any material indirect interest in the Company. A representative of Max S. Mayer & Co., P.C. will be present and available for questioning at the Meeting and will have an opportunity to make a statement at that time.


ANNUAL REPORT AND FORM 10-KSB


	The 1996 Annual Report of the Company, which includes financial statements for the fiscal year ended October 26, 1996, accompanies the information statement.


	Upon the written request of any person who on the record date was a record owner of the Company's Common Stock, or who represents in good faith that he was on such date, a beneficial owner of such stock entitled to vote at the Annual Meeting, the Company will send to such person, without charge, a copy of its Annual Report on Form 10-KSB for fiscal year 1996 as filed with Securities and Exchange Commission. Requests for this report should be directed to Anderson L. McCabe, President, Opt-Sciences Corporation, 1912 Bannard Street, Post Office Box 221, Riverton,
New Jersey, 08077-0221.


STOCKHOLDER PROPOSALS


	Any qualified Shareholder desiring to have his proposal included on the Company's proxy materials for the annual meeting to be held in 1998 must submit such proposal in writing to the Company no later than September 30, 1997.



OTHER MATTERS


	Management does not know of any other matters which are likely to be brought before the 1997 Annual Meeting. However, in the event that any other matters properly come before the 1997
Annual Meeting, they will be acted upon accordingly.



WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY.




Anderson L. McCabe
President
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